Exhibit 10.28M

THIS DOCUMENT CONTAINS INFORMATION WHICH HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION IS IDENTIFIED BY BRACKETS AND MARKED WITH (***).

FIFTEENTH AMENDMENT

TO

AMENDED AND RESTATED

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

CHARTER COMMUNICATIONS OPERATING, LLC

[CSG document no. 58979]

SCHEDULE AMENDMENT

This Fifteenth Amendment (the “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and Charter Communications Operating, LLC, a Delaware limited liability company (“Customer”). CSG and Customer entered into that certain Amended and Restated CSG Master Subscriber Management System Agreement effective as of January 1, 2022 (CSG document no. 44754), as amended (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

WHEREAS, CSG has agreed to provide, and Customer has agreed to utilize Next Best Offer Integration Service; and

WHEREAS, CSG and Customer agree, accordingly, to amend Schedule C, “Recurring Services,” and Schedule F, “Fees”.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, CSG and Customer agree to the following as of the Amendment Effective Date (as defined below).

1.
CSG agrees to provide, and Customer agrees to utilize Next Best Offer Integration Service. As a result, the following changes are hereby made to the Agreement:

a)
Schedule C, “Recurring Services,” shall be amended to add the following:

“Next Best Offer Integration Service. Next Best Offer Integration Service is an interface that will integrate with Customer’s third party provider (as designated by Customer from time to time) to provide necessary Connected Subscriber information to Customer's third party provider in order to request and receive specific retention offers to be made available to Customer’s Customer Service Representatives (“CSRs”), presented through ACSR, to offer to Customer’s Connected Subscribers.”

b)
As a result, Schedule F, “Fees,” Section 1, “CSG Services,” Subsection II, “Interfaces,” of the Agreement, shall be amended to add the new subsection “G” “Next Best Offer Integration Service,” as follows:

G. Next Best Offer Integration Service

Description of Item/Unit of Measure	Frequency	Fee
1. Implementation Fees (Note 1)	[*** *******]	[*****]
2. Maintenance and Support Fees (Note 2) (Note 3)	[*******]	[$*,***.**]

Note 1: Implementation, Set-up, Configuration and Testing services, and the associated fees shall be mutually agreed upon in a Statement of Work unless such services qualify for and are treated as STEM Services pursuant Schedule F, “Fees,” Section 1, “Processing,” subsection X, “Custom Implementation Services,” subsection “R,” Solutions Team Engagement Model (“STEM”) Services,” of the Agreement. If applicable, Reimbursable Expenses are additional.

Note 2: [*******] Maintenance and Support Fees will be limited to a total of [***** (**) *****] per [*****] (the “Support [*****]”). For avoidance of doubt, the Support [*****] are not cumulative on a [***** ** *****] basis, and any unused Support [*****] shall be forfeited. Any support in excess of [***** (**) *****] per [*****] shall be set forth in a separate Statement of Work.

Note 3: Customer may discontinue Maintenance and Support services at any time; provided, however, Customer shall provide no less than [***** (**) *****] written notice (email is sufficient) prior to discontinuing the Maintenance and Support services and shall be responsible for such fees through the effective date of termination.

THIS AMENDMENT is executed on the days and year last signed below (the "Amendment Effective Date").

CHARTER COMMUNICATIONS OPERATING, LLC (“CUSTOMER”) By: Charter Communications, Inc., its Manager		CSG SYSTEMS, INC. (“CSG”)
By:	/s/ Philip Montsinger	By:	/s/ Michael J Woods
Name:	Philip Montsinger	Name:	Michael Woods
Title:	Group Vice President	Title:	EVP
Date:	12/11/2025	Date:	12/11/2025